UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant  ☒                          Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CITIZENS FINANCIAL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 23, 2020

April 3, 2020

The following Notice of Change of Location relates to the Proxy Statement for 2020 (the “Proxy Statement”) of Citizens Financial Group, Inc. (the “Company”), dated March 9, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders to be held on Thursday, April 23, 2020. These definitive additional materials are being filed with the Securities and Exchange Commission on April 3, 2020.

THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION AND THIS ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

NOTICE OF CHANGE OF LOCATION OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 23, 2020

Dear Stockholders,

In an effort to support the health and wellbeing of our stockholders, employees, partners and communities, in light of developments regarding the coronavirus or COVID-19, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Citizens Financial Group, Inc. has been changed and the Annual Meeting will be held solely by remote communication, in a virtual-only format. You will not be able to attend the Annual Meeting in person.  There is no change to the previously announced date and time of the meeting (April 23, 2020 at 9:00 a.m., Eastern Daylight Time).

As described in the proxy materials previously distributed in connection with the Annual Meeting, stockholders of record of our common stock as of the close of business on February 25, 2020, the record date, are entitled to participate in the Annual Meeting and can do so by visiting www.meetingcenter.io/200135154 and entering the meeting password (CFG2020) and individual control number found on their proxy card.  Please note the password is case sensitive.

Stockholders attending the meeting will be able to vote their shares electronically and submit questions during the virtual event using the directions on the meeting website that day.

Stockholders holding shares through an intermediary, such as a bank or broker, must obtain a legal proxy for the meeting from their bank, broker, or nominee and register in advance in order to attend the meeting.

To register you must submit proof of your proxy power (legal proxy) reflecting your Citizens Financial Group, Inc. holdings along with your name and email address to Computershare. A legal proxy can be obtained by logging onto the voting site listed on your Voter Instruction Form and clicking on “Vote in person at the meeting” or requesting one through your broker. Once received, you must send an email to Computershare and include an image of the legal proxy in your name from the broker, bank or other nominee that holds your shares. By completing this process, you will receive an annual meeting control number.

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Daylight Time, on April 17, 2020.

Requests for registration should be directed to Computershare by:

Email:

Forward the image of your legal proxy, to legalproxy@computershare.com

Mail:

Computershare
Citizens Financial Group, Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Technical assistance will be available for stockholders attending the meeting.

Please visit www.citizensbank.com/investor-relations for additional information and answers to commonly asked questions on the virtual 2020 Annual Meeting.

It is important that you read the proxy materials previously distributed and we encourage you to vote your common stock promptly in advance of the Annual Meeting by one of the methods described in the proxy materials. The proxy card included with the proxy materials that have been previously distributed will not be updated to reflect the change in location. You may continue to use the proxy card to vote your common stock in connection with the Annual Meeting.

By Order of the Board of Directors,

Robin Elkowitz

Executive Vice President,

Deputy General Counsel and

Secretary

April 3, 2020	Media: Peter Lucht - 781.655.2289
Investors: Ellen A. Taylor - 203.900.6854

Citizens Financial Group, Inc. to Move to Virtual-only Annual Stockholder Meeting for 2020

PROVIDENCE, RI – Citizens Financial Group, Inc. (NYSE: CFG or “Citizens”) announced today that as a result of the ongoing COVID-19 pandemic, it will hold its Annual Meeting of Stockholders solely via an online live webcast.

Virtual Meeting Date and Time: Thursday April 23, 2020 at 9:00 a.m. EDT

Virtual Meeting Link: www.meetingcenter.io/200135154

Virtual Meeting Password: CFG2020.  Please note the password is case sensitive.

Stockholders holding shares as of the close of business on February 25, 2020 are invited to attend and participate in the Annual Meeting.  To attend the meeting, stockholders will be asked to enter the meeting password (CFG2020) and individual control number which can be found on their proxy card.  Stockholders holding shares through an intermediary, such as a bank or broker, must obtain a legal proxy for the meeting from their bank, broker, or nominee and register it in advance with Computershare, our virtual meeting provider, who will issue an individual control number.

Stockholders attending the meeting will be able to vote their shares electronically and submit questions during the virtual event using the directions on the meeting website that day.

For additional information regarding participation in the Annual Meeting including how to register to attend in advance and obtain an individual control number, please see https://investor.citizensbank.com.

Technical assistance will be available for stockholders attending the meeting.

About Citizens Financial Group, Inc.

Citizens Financial Group, Inc. is one of the nation’s oldest and largest financial institutions, with $165.7 billion in assets as of December 31, 2019. Headquartered in Providence, Rhode Island, Citizens offers a broad range of retail and commercial banking products and services to individuals, small businesses, middle-market companies, large corporations and institutions. Citizens helps its customers reach their potential by listening to them and by understanding their needs in order to offer tailored advice, ideas and solutions. In Consumer Banking, Citizens provides an integrated experience that includes mobile and online banking, a 24/7 customer contact center and the convenience of approximately 2,700 ATMs and approximately 1,100 branches in 11 states in the New England, Mid-Atlantic and Midwest regions. Consumer Banking products and services include a full range of banking, lending, savings, wealth management and small business offerings. In Commercial Banking, Citizens offers corporate, institutional and not-for-profit clients a full range of wholesale banking products and services, including lending and deposits, capital markets, treasury services, foreign exchange and interest rate products, and asset finance. More information is available at www.citizensbank.com or visit us on Twitter, LinkedIn or Facebook.

CFG-IR